EXHIBIT 3.17

FORM B

BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
THE INSTRUCTIONS ON THE BACK THEREOF.

(THESE ARTICLES MUST BE FILED IN DUPLICATE.)

STATE OF ILLINOIS,	)
) ss.
COOK COUNTY	)

To EDWARD J. HUGHES, Secretary of State:

We, the undersigned,

Name	Number	Street	Address City	State
MAYER KAPLAN	3138	W. Roosevelt Road	Chicago,	Illinois
GEORGE BLOSTEN	3138	W. Roosevelt Road	Chicago,	Illinois
MORRIS KAPLAN	3138	W. Roosevelt Road	Chicago,	Illinois

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under “The Business Corporation Act” of the State of Illinois, do hereby adopt the following Articles of Incorporation:

ARTICLE ONE

The name of the corporation is:  R. H. TAYLOR BEDDING COMPANY.

ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 3138 West Roosevelt Road, in the City of Chicago County of Cook and the name of its initial Registered Agent at said address is:  Morris Kaplan.

ARTICLE THREE

The duration of the corporation is:  99 years.

ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

To manufacture and sell all manners and types of bedding, bedding materials and articles which are manufactured and sold in conjunction therewith.

ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 40,000 divided into one classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value

Common		40,000	No par value

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

ARTICLE SIX

The class and number of shares to be issued by the corporation before it shall commence business and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares	Number of shares	Consideration to be received therefor,
Common	26,361		$20,000.00
		$
		$
		$

ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders is:  four.

ARTICLE EIGHT

Paragraph 1:  It is estimated that the value of all property to be owned by the corporation for the following year, wherever located will be $20,000.00.
Paragraph 2:  It is estimated that the value of all property to be located within the State of Illinois during the following year will be $20,000.00.
Paragraph 3:  It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $35,000.00.
Paragraph 4:  It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $35,000.00.

/s/	Mayer Kaplan

/s/	Morris Kaplan	Incorporators.

/s/	George Blosten

OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS	)
) ss.
COOK COUNTY	)

I, EDWARD D. FEINBERG, a Notary Public do hereby certify that on the 5th day of March 1940, MAYER KAPLAN, MORRIS KAPLAN and GEORGE BLOSTEN personally appeared before me and being first duly sworn by one severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

Edward D. Feinberg
Notary Public

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION

of

R. H. TAYLOR BEDDING COMPANY

To EDWARD J. HUGHES

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

R. H. Taylor Bedding Company

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

The name of the corporation is changed from that of R. H. Taylor Bedding Company to Sealy Mattress Company.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 26,551; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

	Class	Number of Shares

	Common	26,551

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 26,551; and the number of shares voted against said amendment or amendments was                           . The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

		Number of Shares Voted
	Class	For	Against

	Common

(Disregard this Article where the amendments contain no such provisions.)

ARTICLE FIFTH : The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid- in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid- in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:
		Before Amendment	After Amendment
	Stated capital	$	$
	Paid in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 30th day of October, 1942.

R. H. TAYLOR BEDDING COMPANY

R. H. Taylor Bedding Co.

By	/s/	Morris A. Kaplan
		its	President

ATTEST:

Its	Secretary

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I, Lila Dubin a Notary Public, do hereby verify that on the 25th day of November, 1942, Morris A. Kaplan personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Lila Dubin
Notary Public

DATE:  9-8-43

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SEALY MATTRESS COMPANY

To EDWARD J. HUGHES
Secretary of State
Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST:  The name of the corporation is:

SEALY MATTRESS COMPANY

ARTICLE SECOND:  The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

The aggregate number of shares which the corporation has authority to issue is increased to 100,000 shares of Common Stock with no par value.

ARTICLE THIRD:  The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 36,551; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares
Common	36,551

ARTICLE FOURTH:  The number of shares voted for said amendment or amendments was 36,551; and the number of shares voted against said amendment or amendments was None.  The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

	Number of Shares Voted
Class	For	Against
Common	36,551	None

ARTICLE FIFTH:  The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

ARTICLE SIXTH:  Paragraph 1:  The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

Paragraph 2:  The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:

	Before Amendment	After Amendment
Stated capital	$	$
Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its                   President, and its corporate seal to be hereto affixed, attested by its                    Secretary. this Fifteenth day of May, 1943.

SEALY MATTRESS COMPANY

	By	/s/ Morris A. Kaplan
Its President

(CORPORATE SEAL)

ATTEST

Its Secretary

STATE OF Illinois		)
)
COUNTY OF Cook		)

I, Edward D. Feinberg, a Notary Public, do hereby certify that on the Fifteenth day of May 1943, Morris Kaplan personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Edward D. Feinberg
Notary Public

(Notarial Seal)

Date Paid          9-1-71

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF

SEALY MATTRESS COMPANY

To JOHN W. LEWIS
Secretary of State
Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST:  The name of the corporation is:

SEALY MATTRESS COMPANY

ARTICLE SECOND:  The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

RESOLVED that the name of the corporation shall be SEALY MATTRESS COMPANY OF ILLINOIS

ARTICLE THIRD:  The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 46,551; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares
Common	46,551

ARTICLE FOURTH:  The number of shares voted for said amendment or amendments was 46,551; and the number of shares voted against said amendment or amendments was None.  The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

	Number of Shares Voted
Class	For	Against
Common	46,551	None

Item 1.  On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had                     shares issued, itemized as follows:

Class	Series (If Any)	Number of Shares	Par value per share or statement that shares are without par value

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $                      and a paid-in surplus of $                         or a total of $                       .

ARTICLE FIFTH:  The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

2

ARTICLE SIXTH:  Paragraph 1:  The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

Paragraph 2:  The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

	Before Amendment	After Amendment
Stated capital	$	$
Paid-in surplus	$	$

3

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its                     President, and its corporate seal to be hereto affixed, attested by its                       Secretary this 17 day of August, 1971.

SEALY MATTRESS COMPANY

	By	/s/ Morris A. Kaplan
Its President

Place
(CORPORATE SEAL)
Here

ATTEST

Its Secretary

STATE OF Illinois		)
)
COUNTY OF Cook		)

I, Ivy Ohlin, a Notary Public, do hereby certify that on the 17th day of August 1971,                                    personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Ivy Ohlin
Notary Public

Place
(NOTARIAL SEAL)
Here

4

FORM BCA-66A

DATE:  4-26-74

ARTICLES OF MERGER
OF SUBSIDIARY
CORPORATIONS
(Strike out-inapplicable words)

To Michael J. Howlett, Secretary of State,

The undersigned corporation, pursuant to Section 66A of “The Business Corporation Act” of the State of Illinois, hereby executes the following articles of merger:

ARTICLE ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

Name of Corporation	State of Incorporation

SEALY MATTRESS COMPANY OF ILLINOIS	Illinois
SEALY MATTRESS COMPANY OF WISCONSIN, INC.	Wisconsin

ARTICLE TWO

The laws of Wisconsin, the state under which such foreign corporation is organized, permit such merger.

ARTICLE THREE

The name of the surviving corporation shall be SEALY MATTRESS COMPANY OF ILLINOIS and it shall be governed by the laws of the State of Illinois.

ARTICLE FOUR

The plan of merger is as follows:

ARTICLE FIVE

The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class owned Immediately Prior to Merger by the Parent Corporation

SEALY MATTRESS COMPANY OF WISCONSIN, INC.	1,000	1,000

ARTICLE SIX

The date of mailing a copy of the plan of merger to the shareholders of each merging subsidiary corporation was Not applicable.

Was written consent for the merger or written waiver of the 30 day period by the holders of all the outstanding shares of all subsidiary corporations received? Yes

(If answer is in the negative, the duplicate originals of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger to the shareholders of each merging subsidiary corporation).

2

l. The following plan of merger was approved by resolution of the Board of Directors of SEALY MATTRESS COMPANY OF ILLINOIS adopted on January 31, 1974:

(1) The name of the subsidiary corporation is SEALY MATTRESS COMPANY OF WISCONSIN, INC., and the name of the corporation owning one hundred percent of its shares, which is hereinafter designated as the surviving corporation, is SEALY MATTRESS COMPANY OF ILLINOIS.

(2) The terms and conditions of the proposed merger, and the manner and basis of converting the shares of the subsidiary corporation into shares of the surviving corporation are as follows:  Upon the effective date of the merger, each outstanding share of SEALY MATTRESS COMPANY OF WISCONSIN, INC. (all of which are held by the surviving corporation) shall be cancelled, and no shares of the surviving corporation shall be issued therefor.

2. The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the surviving corporation are:

Class	No. of Shares Outstanding	No. of Shares Owned by Parent
Common	1,000	1,000

3. It is agreed that, upon and after the issuance of a certificate of merger by the Secretary of State of Wisconsin:

(1) The surviving corporation may be served with process in the State of Wisconsin in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Wisconsin which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Wisconsin against the surviving corporation;

3

(2) The Secretary of State of Wisconsin is hereby irrevocably appointed as its agent to accept service of process in any such proceeding. Copies of any process served on the Secretary of State shall be directed to the corporation at the following address:  222 West Washington Avenue, Madison, Wisconsin 53703.

(3) The surviving corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Wisconsin which is a party to the merger the amount, if any, to which they shall be entitled under the provisions of the Wisconsin Business Corporation Law with respect to the rights of dissenting shareholders.

(4) The effective date of the certificate of merger shall be 26th day of April, 1974, for accounting purposes only.

IN WITNESS WHEREOF, the undersigned corporations have caused these articles of merger to be executed at Rosemont, Illinois, in their respective names by the President and Secretary of each of the corporations and their respective corporate seals to be affixed thereto this 31st day of January, 1974.

SEALY MATTRESS COMPANY OF ILLINOIS

	By	/s/ Morris A. Kaplan
President
(CORPORATE SEAL)
and

Secretary

4

SEALY MATTRESS COMPANY OF WISCONSIN, INC.

(CORPORATE SEAL)	By	/s/ Morris A. Kaplan
President

By
Secretary

ARTICLE SEVEN

(Delete this article if surviving or now corporation is to be governed by the laws of the State of Illinois.)

IN WITNESS WHEREOF, the undersigned corporation has caused these articles of merger to be executed in its name by its               President attested by its                            Secretary, this 31st day of January, 1974.

SEALY MATTRESS COMPANY OF ILLINOIS

By	/s/ Morris A. Kaplan
Its (President)

PLACE
(Corporate Seal)
Here

Attest:

Its (Secretary)

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

I, Ivy Ohlin, a Notary Public, do hereby certify that on the           day of January, A.D. 1974, personally appeared before me Morris A. Kaplan who declares he the President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that

5

he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Ivy Ohlin
Notary Public

PLACE
(Notarial Seal)
Here

6

FORM BCA-66A

DATE:  4/26/74

ARTICLES OF MERGER
OF SUBSIDIARY
CORPORATIONS
(Strike out inapplicable words)

To Michael J. Howlett, Secretary of State,

The undersigned corporation, pursuant to Section 66A of “The Business Corporation Act” of the State of Illinois, hereby executes the following articles of merger:

ARTICLE ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

Name of Corporation	State of Incorporation

SEALY MATTRESS COMPANY OF ILLINOIS	ILLINOIS
GRAND RAPIDS MATTRESS COMPANY	MICHIGAN

ARTICLE TWO

The laws of Michigan, the State under which such foreign corporation is organized, permit such merger.

ARTICLE THREE

The name of the surviving corporation shall be SEALY MATTRESS COMPANY OF ILLINOIS and it shall be governed by the laws of the State of Illinois.

ARTICLE FOUR

The plan of merger is as follows:

ARTICLE FIVE

The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class owned Immediately Prior to Merger by the Parent Corporation

GRAND RAPIDS MATTRESS COMPANY	1,000	1,000

ARTICLE SIX

The date of mailing a copy of the plan of merger to the shareholders of each merging subsidiary corporation was Not applicable.

Was written consent for the merger or written waiver of the 30 day period by the holders of all the outstanding shares of all subsidiary corporations received?  Yes

(If answer is in the negative, the duplicate originals of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger to the shareholders of each merging subsidiary corporation).

ARTICLE SEVEN

(Delete this article if surviving or new corporation is to be governed by the laws of the State of Illinois.)

IN WITNESS WHEREOF, the undersigned corporation has caused these articles of merger to be executed in its name by its                           President attested by its                     Secretary, this 31st day of January, 1974.

2

SEALY MATTRESS COMPANY OF ILLINOIS

	By	/s/ Morris A. Kaplan
Its (President)

PLACE
(Corporate Seal)
Here

Attest:

Its (Secretary)

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

I, Ivy Ohlin, a Notary Public, do hereby certify that on the 31st day of January, A.D. 1974, personally appeared before me Morris A. Kaplan who declares he is the President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Ivy Ohlin
Notary Public

PLACE
(Notarial Seal)
Here

3

FORM BCA-66A

ARTICLES OF MERGER

OF

Grand Rapids Mattress Company (Mich.) into
 Sealy Mattress Company of Illinois (Ill.)

1. The laws of Illinois, the jurisdiction under which SEALY MATTRESS COMPANY OF ILLINOIS is incorporated permit this type of merger.

2. The plan of merger is as follows:

PLAN OF MERGER

FIRST:                                   a) The name of each constituent corporation is as follows:

SEALY MATTRESS COMPANY OF ILLINOIS

GRAND RAPIDS MATTRESS COMPANY

b) The name of the surviving corporation is SEALY MATTRESS COMPANY OF ILLINOIS

SECOND:                   As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

Name of corporation	Designation and number of shares in each class or series outstanding	Class or Series of shares entitled to vote	Shares entitled to vote as a class or series
SEALY MATTRESS OF ILLINOIS	Common-46,551	Common	None

GRAND RAPIDS MATTRESS COMPANY	Common-176,000	Common	None

THIRD:  The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares of the surviving corporation, are as follows: Upon the effective date of the merger, each outstanding share of GRAND RAPIDS MATTRESS COMPANY (all of which are held by the surviving corporation) shall be cancelled, and no shares of the surviving corporation shall be issued therefor.

3. The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the surviving parent corporation are as follows:

Class	Total Shares Outstanding	Shares owned by surviving parent corporation
Common	176,000	276,000

4. The effective date of the certificate of merger shall be 26th day of April, 1974, for accounting purposes only.

Dated this 31st day of January, 1974.

SEALY MATTRESS COMPANY OF ILLINOIS

By	/s/ Morris A. Kaplan
Morris A. Kaplan, President

2

FORM BCA-66A

DATE:  4/26/74

ARTICLES OF MERGER
OF SUBSIDIARY
CORPORATIONS
(Strike out inapplicable words)

To Michael J. Howlett, Secretary of State,

The undersigned corporation, pursuant to Section 66A of “The Business Corporation Act” of the State of Illinois, hereby executes the following articles of merger:

ARTICLE ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

Name of Corporation	State of Incorporation

SEALY MATTRESS COMPANY OF ILLINOIS	ILLINOIS
ILLINOIS PRODUCTS COMPANY	ILLINOIS

ARTICLE TWO

The laws of Illinois, the State under which such corporations are organized, permit such merger.

ARTICLE THREE

The name of the surviving corporation shall be SEALY MATTRESS COMPANY OF ILLINOIS and it shall be governed by the laws of the State of Illinois.

ARTICLE FOUR

The plan of merger is as follows:

ARTICLE FIVE

The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

Name of Corporation	Total Number of Shares Outstanding of Each Class	Number of Shares of Each Class owned Immediately Prior to Merger by the Parent Corporation

ILLINOIS PRODUCTS COMPANY	1,000	1,000

ARTICLE SIX

The date of mailing a copy of the plan of merger to the shareholders of each merging subsidiary corporation was Not applicable.

Was written consent for the merger or written waiver of the 30 day period by the holders of all the outstanding shares of all subsidiary corporations received? Yes

(If answer is in the negative, the duplicate originals of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger to the shareholders of each merging subsidiary corporation).

2

PLAN OF MERGER

(1) The name of the subsidiary corporation is ILLINOIS PRODUCTS COMPANY, and the name of the corporation owning one hundred percent of its shares, which is hereinafter designated as the surviving corporation, is SEALY MATTRESS COMPANY OF ILLINOIS.

(2) The terms and conditions of the proposed merger, and the manner and basis of converting the shares of the subsidiary corporation into shares of the surviving corporation are as follows:  Upon the effective date of the merger, each outstanding share of ILLINOIS PRODUCTS COMPANY (all of which are held by the surviving corporation) shall be cancelled, and no shares of the surviving corporation shall be issued therefor.

(3) The merger shall be effective for accounting purposes on April 26, 1974.

ARTICLE SEVEN

(Delete this article if surviving or new corporation is to be governed by the laws of the State of Illinois.)

IN WITNESS WHEREOF, the undersigned corporation has caused these articles of merger to be executed in its name by its                                  President attested by its                                  Secretary, this 25th day of April, 1974.

SEALY MATTRESS COMPANY OF ILLINOIS

	By	/s/ Burton B. Kaplan
Its (President)

PLACE
(Corporate Seal)
Here

Attest:

Its (Secretary)

3

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

I, Verna Cooper, a Notary Public, do hereby certify that on the 25th day of April, A.D. 1974, personally appeared before me Burton B. Kaplan who declares he is            President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that be signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Verna Cooper
Notary Public

PLACE
(Notarial Seal)
Here

4

FORM BCA-55

Date Paid  12/31/79

(File in Duplicate)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

SEALY MATTRESS COMPANY OF ILLINOIS

(Exact Corporate Name)

To ALAN J. DIXON
Secretary of State
Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST:  The name of the corporation is:

SEALY MATTRESS COMPANY OF ILLINOIS

ARTICLE SECOND:  The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

See amendments attached hereto and made a part hereof.

ARTICLE THIRD:  The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 46,551; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class	Number of Shares
Common	46,551

NOTE:  On the date of adoption of the amendment an additional                        shares were held in treasury and not entitled to vote:

Class	Number of Shares
N/A

ARTICLE FOURTH:  The number of shares voted for said amendment or amendments was 46,551; and the number of shares voted against said amendment or amendments was None. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

Number of Shares Voted
Class	For	Against
Class voting does not apply to Amendment voted on

Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had              shares issued, itemized as follows:

Class	Series (If Any)	Number of Share	Par value per share or statement that shares are without par value

—

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $             and a paid-in surplus of $                 or a total of $                  .

RESOLVED, that the Articles of Incorporation of this corporation, as heretofore amended, be further amended in the following respects:

1.  Article Five of the Articles of Incorporation of this corporation is amended to read as follows:

ARTICLE FIVE

1.  The aggregate number of shares which the corporation is authorized to issue is 130,221 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If Any)	Number of Shares	Par Value Per Share or Statement that Shares are Without Par Value

Preferred	None	30,221	$1.00 par value
Common	None	100,000	Shares are without par value

2.  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

I.                                         Preferred Shares

A.                                   Voting Rights

The Preferred Shares shall have full voting rights, each share to entitle the holder thereof to one vote.

B.                                     Dividends

Commencing on January 1, 1980, the holders of Preferred Shares shall be entitled to receive, out of the surplus or net profits of the corporation, when and as declared by the Board of Directors of the Corporation, dividends at the rate of $13.25 per share per annum (or pro rata share thereof), payable quarterly in priority to any dividends on the common shares of the Corporation. Such dividends shall be non-cumulative. No dividend shall be paid on the common shares of the Corporation in any fiscal year, unless and until dividends on the Preferred Shares declared for such fiscal year shall have been paid in full.

C.                                     Rights Upon Dissolution.

Upon the dissolution of the Corporation or upon its liquidation, or upon any distribution of its assets by way of return of capital, whether voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive and be paid the sum of $132.50 for each of such Preferred Shares held by them; plus an amount, if any, equal to all unpaid dividends declared thereon before anything shall be paid to or on account of the common shares of the Corporation. The consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed a dissolution, liquidation, or distribution of assets of the Corporation within the meaning of this paragraph.

D.                                    Redemption.

The Preferred Shares shall be redeemable, as a whole at any time or in part from time to time, at the option of the board of directors of the corporation, upon notice given as hereinafter provided, at $132.50 per share, plus an amount equal to all unpaid dividends declared thereon (the “redemption price”). All Preferred Shares so redeemed shall be cancelled and retired in such manner as may be prescribed by law and no Preferred Shares so redeemed shall be reissued.

E.                                      Method of Redemption of Preferred Shares.

The Corporation may elect to redeem and retire all or any part of the outstanding Preferred Shares, in such manner and at such time or times as its board of directors shall determine. The shares to be so redeemed may be selected, by lot, or may be pro rated and may be a redemption in whole or in part from one or more shareholders as the board of directors may determine. In case the Corporation shall elect to redeem and retire all or any of the Preferred Shares, notice of such election shall be given by mailing the same to every holder of record of Preferred Shares any of whose shares are then to be redeemed, on a date not less than 30 days nor more than 60 days prior to the date designated in such notice as the date of the redemption and retirement of Preferred Shares, at the address of such holder as the same shall appear on the books of the Corporation. Such notice shall state that, on the date therein specified, the Corporation will redeem and retire all the Preferred Shares represented by or included in the certificates which shall be specified by number in such notice, or a specified number of such shares, as the case may be, upon the surrender for cancellation, duly endorsed, of the certificate or certificates representing or including the shares to be redeemed and retired. On or after the date fixed in such notice of redemption, each holder of Preferred Shares to be redeemed shall present and surrender his certificate or certificates representing such shares to the Corporation at the place designated in such notice, and thereupon the redemption price of such shares shall be payable to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the date fixed in any such notice as the date of redemption, all rights of the holders thereof as shareholders of the Corporation, except the right to receive the redemption price, shall cease and determine, and such shares shall not thereafter be transferred on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

The Corporation may, at its option, at any time after such notice of redemption has been given, deposit the redemption price of all shares designated for redemption and not yet redeemed with a bank or trust company in the County of Cook, State of Illinois, as a trust fund for the benefit of the respective holders of the Preferred Shares designated for redemption and not yet redeemed, and from and after the making of such deposit the Preferred Shares designated for redemption shall not be deemed to be outstanding for any purpose whatsoever, and the rights of the holders of such shares shall be limited solely to the right to receive the redemption price of such shares on and after the date designated for the redemption thereof, upon surrendering the certificate or certificates representing the same.

II.                                     Common Shares

A.                                   Voting Rights.

The common shares shall have full voting rights, each share to entitle the holder thereof to one vote.

B.                                     Dividends.

After dividends on the Preferred Shares which have been declared, shall have been paid, the holders of common shares shall be entitled to receive dividends from the remaining surplus of the corporation, when and as such dividends shall be declared by the board of directors.

C.                                     Rights Upon Dissolution.

Upon the dissolution of the Corporation or upon its liquidation, or upon any distribution of its assets by way of return of capital, after payment in full to the holders of Preferred Shares of the Corporation of the sums which such holders are entitled to receive, the holders of common shares shall be entitled to receive and be paid all the remaining assets of the Corporation.

III.                                 Preemptive Rights

No holder of any class of shares of the Corporation shall have any preemptive right or be entitled, as a matter of right, to subscribe for or purchase or receive any part of any unissued shares of stock of any class of the Corporation or of any shares of stock of any class issued and thereafter acquired by the Corporation, whether now authorized or hereafter created, or of any securities of any kind convertible into or evidencing the right to subscribe for or purchase or receive any shares of stock of any class of the Corporation, whether now authorized or hereafter created, but such additional shares or other securities may be issued or disposed of by the board of directors to such persons, at such prices and on such terms as, in its discretion, it shall deem advisable.

ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State are:

Class of Shares	Number of Shares

Preferred	30,221

Common	16,330

ARTICLE FIFTH:  The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

Exchange of 30,221 shares of no par value common stock owned by certain shareholders for 30,221 shares of new $1.00 par value Preferred stock, on the basis of one share of new Preferred for each share of no par value common stock. The total number of shares of all classes issued and outstanding after the exchange will be 16,330 shares of no par value common stock and 30,221 shares of new $1.00 par value Preferred stock. The 30,221 shares of no par value common stock are to be cancelled and the corporation shall have no authority to reissue such shares.

ARTICLE SIXTH:  Paragraph 1:  The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

The Amendment does not change the amount of stated capital or paid-in surplus.

Paragraph 2:  The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

	Before Amendment	After Amendment
Stated capital	$	$
Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its                          President, and its corporate seal to be hereto affixed, attested by its                                  Secretary, this 26th day of December, 1979.

SEALY MATTRESS COMPANY OF ILLINOIS

By	/s/ Morris A. Kaplan
Its President

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I,                                             , a Notary Public, do hereby certify that on the 26th day of December 1979, Morris A. Kaplan personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Notary Public

Form BCA 10.30 (Rev. Jan. 1991)	ARTICLES OF AMENDMENT
FILED May 3 1993 George H. Ryan Secretary of State

1.                                       CORPORATE NAME:  Sealy Mattress Company of Illinois

(Note 1)

2.                                       MANNER OF ADOPTION AND TEXT OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on April 29, 1993 in the manner indicated below. (“X” one box only)

☐

By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors had        elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no         , as of the time of adoption of this amendment;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment:
(Note 3)

☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)

☒

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I:  The name of the corporation is:      no change

(NEW NAME)

Text of Amendment

(Any article being amended is required to be set forth in its entirety)

Article Four of the Articles of Incorporation of the Corporation amended, is hereby amended to read, in its entirety, as follows:

“Article Four

The purpose or purposes for which the Corporation is organized are as follows:

To enter into, promote or conduct any kind of business, contract or undertaking permitted to corporations organized under the Illinois Business Corporation Act (the “Act”), to engage in any lawful act or activity for which corporations may be formed under the Act and, in connection therewith, to exercise all express and incidental powers normally permitted such corporations.”

2

3.                                       The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment is as follows:  (If not applicable, insert “No change”)

No change

4.                                       (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:  (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows:  (If not applicable, insert “No change”)

No change

	Before Amendment	After Amendment
Paid-in Capital	$	$

(Complete either Item 5 or 6 below)

5                                          The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated April 30, 1993		Sealy Mattress Company of Illinois
(Exact Name of Corporation)

attested by	/s/ John D. Moran	by	/s/ Douglas R. Schrank
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	John D. Moran, Secretary		Douglas R. Schrank, Vice President
	(Type or Print Name and Title)		(Type or Print Name and Title)

6.                                       If amendment is authorized by the incorporators, the incorporators must sign below.

OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                                              , 19

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NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only six instances, as follows:

(a) to remove the names and addresses of directors named in the articles of incorporation;

(b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

(c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

(d)

to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “Inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

(e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05,

(f) to restate the articles of incorporation as currently amended. (§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing; without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.                                                                     (§ 10.20)

NOTE 5:

When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.                                                                             (§§ 7.10 & 10.20)

The filing fee for articles of amendment - $25.00 The filing fee for restated articles - $100.00.

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Form BCA-10.30 (Rev. Jan. 1991)	ARTICLES OF AMENDMENT	File # 2652-589-6
FILED May 3, 1993 George H. Ryan Secretary of State

1.	CORPORATE NAME: Sealy Mattress Company of Illinois
(Note 1)

2.	MANNER OF ADOPTION AND TEXT OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on April 29, 1993 in the manner indicated below. (“X” one box only)

☐

By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued              as of the time of adoption of this amendment;

(Note 2)

	☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)

☐

By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Note 4)

☒

By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 4)

When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is: no change

3

The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:  (If not applicable, insert “No change”)

No change

4

(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

No change

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)

No change

		Before Amendment	After Amendment
	Paid-in Capital	$	$

(Complete either Item 5 or 6 below)

5	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated	April 30, 1993	Sealy Mattress Company of Illinois
(Exact Name of Corporation)

attested by	/s/ John D. Moran	by	/s/ Douglas R. Schrank
	(Signature of Secretary or Assistant Secretary)	(Signature of President or Vice President)

	John D. Moran, Secretary	Douglas R. Schrank, Sr. Vice President
	(Type or Print Name and Title)	(Type or Print Name and Title)

6	If amendment is authorized by the incorporators, the incorporators must sign below.

OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated ,

2

Text of Amendment

(Any article being amended is required to be set forth in its entirety)

Article Four of the Articles of Incorporation of the Corporation amended, is hereby amended to read, in its entirety, as follows:

“Article Four

The purpose or purposes for which the Corporation is organized are as follows:

To enter into, promote or conduct any kind of business, contract or undertaking permitted to corporations organized under the Illinois Business Corporation Act (the “Act”), to engage in any lawful act or activity for which corporations may be formed under the Act and, in connection therewith, to exercise all express and incidental powers normally permitted such corporations.”

3